UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2017

LODE-STAR MINING INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-53676 (Commission File Number)	N/A (IRS Employer Identification No.)
1 East Liberty St., Suite 600 Reno, NV 89501 (Address of principal executive offices)
Registrant's telephone number, including area code: 775-234-5443
600-666 Burrard Street, Vancouver, BC V6C 3P6 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 11, 2017, Lode-Star Mining Inc. (the “Company”) has moved its corporate offices from Cypress, TX to Reno, NV. The Company will still maintain a branch office in Vancouver, BC and, to a much lesser extent, an interim support office in Cypress, TX.

“We see this move from Cypress, which is a suburb of Houston, TX  to Reno as being an operational centric move. In early 2018 we are going to undertake a more significant amount of work on the Goldfield Bonanza property which is located in Goldfield, NV. Therefore, it only makes sense to be located in Reno.” said Mark Walmesley, CEO of Lode-Star Mining Inc.

The New head office address will be: 1 East Liberty St. Suite 600- Reno NV 89501.

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated December 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2017

Lode-Star Mining Inc.

By:	/s/ Mark Walmesley
Mark Walmesley
President, Chief Executive Officer, Chief Financial Officer, Treasurer, Director

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